LOSS PER SHARE (Details Textual) - CNY (¥)		12 Months Ended
	Jun. 28, 2016	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
LOSS PER SHARE
Description of instruments with potential future dilutive effect not included in calculation of diluted earnings per share		Warrants to purchase common stock are not included in the diluted loss per share calculations when their effect is antidilutive. For the year ended December 31, 2019, about 1,669,437 of potential common stock related to outstanding warrants and stock options were excluded from the calculation of diluted net loss per share as such shares are antidilutive when there is a loss. There were 728,571 and 178,571 shares for the years ended December 31, 2018 and 2017.
Equity, Reverse Stock Split	0.125
Number of other equity instruments outstanding in share-based payment arrangement		1,669,437	742,857	192,857